Exhibit 10.2

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [_______________], by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and the investor identified on the signature page hereto (the “Investor”).

WHEREAS, the Company intends to issue to certain investors, including the Investor (together, the “Investors”), promissory notes in the aggregate principal amount of up to $25,000,000.00 (together, the “Notes”);

WHEREAS, on [_______________], the Company and the Investor entered into that certain Note Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company agreed, upon the terms and subject to the conditions set forth in the Purchase Agreement, to sell to the Investor a Note in the aggregate principal amount of $[_______________] (the “Note”);

WHEREAS, pursuant to and subject to the terms and conditions of the Notes, the Company will agree to make the Amortization Payments in repayment of the Notes in shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”);

WHEREAS, to induce the Investor to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS.

1.1	In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement and the Notes, and (b) the following terms shall have the meanings set forth below:

(a)	“Additional Shares” means any shares of Common Stock issued to the Investors with respect to any Amortization Shares pursuant to a stock split, stock dividend, or other distribution with respect to, or in exchange for, or in replacement of, the Amortization Shares, or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization, or other similar event).

(b)	“Amortization Shares” means any shares of the Amortization Stock issued to the Investors pursuant to the Notes.

(c)	“Board” means the board of directors of the Company.

(d)	“Controlling Person” has the meaning ascribed to such term in Section 15 of the Securities Act or Section 20 of the Exchange Act.

(e)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(f)	“Person” means an individual, corporation, partnership, limited liability company, joint venture or other legal entity or organization.

(g)	“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

(h)	“register,” “registered,” and “registration” refer to a registration effected by filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

(i)	“Registrable Securities” means (i) the Amortization Shares, and (ii) the Additional Shares; provided, however, that the Amortization Shares or Additional Shares shall cease to be treated as Registrable Securities on the earliest to occur of (A) the date such security has been disposed of pursuant to an effective registration statement or otherwise transferred to a Person who is not entitled to the registration rights and other rights hereunder, (B) the date on which such security is sold or transferred pursuant to Rule 144, (C) the date on which the Investor, together with its Affiliates, is able to dispose of such security in compliance with Rule 144 (or any successor rule), or (D) the date on which such security ceases to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

(j)	“Registration Expenses” means any and all expenses incident to the Company’s performance of or compliance with this Agreement, including: (i) all SEC and other registration, filing, and listing fees (including all fees and expenses associated with (x) filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted and (y) filings to be made with FINRA or any other securities industry self-regulatory body), (ii) all fees and expenses of compliance with applicable international, federal, and state securities or “blue sky” laws, and real estate syndication laws (including fees and disbursements of the Company’s counsel in connection therewith), (iii) all transfer agent’s and registrar’s fees, (iv) all fees and disbursements of the Company’s counsel and all customary fees and expenses for independent certified public accountants retained by the Company, (v) printing, messenger, telephone, shipping, and delivery expenses, (vi) securities acts liability insurance, if the Company so desires, (vii) all internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the expenses of any annual audit and any audits incident to or required by the registration of the Registrable Securities, and (ix) the fees and expenses of any other Person (including special experts) retained by the Company. For the avoidance of doubt, “Registration Expenses” shall not include underwriting discounts or commissions attributable to the sale of the Registrable Securities or (except as otherwise set forth in this Agreement) any legal fees and expenses of counsel to the Investor.

(k)	“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all documents incorporated by reference in such Registration Statement.

(l)	“Rule 144” means Rule 144 under the Securities Act.

(m)	“SEC” means the United States Securities and Exchange Commission.

(n)	“Stockholder Approval” means such approval by the Company’s stockholders as may be required by the applicable rules and regulations of the Nasdaq Stock Market with respect to the transactions contemplated by the Purchase Agreement, including approval of the issuance or potential issuance of more than 19.99% of the outstanding shares of Common Stock at a price below the “minimum price” pursuant to the Note, and other promissory notes that may be issued by the Company on the Closing Date, in accordance with Nasdaq Listing Rule 5635(d).

(o)	“Trading Day” means a day on which the Common Stock is traded on a Trading Market or, if the Common Stock is not traded on a Trading Market, then on the principal securities exchange or securities market on which the Common Stock is then traded.

(p)	“Trading Market” means the Nasdaq Capital Market.

1.2	As used in this Agreement, the following terms shall have the meanings defined in the Section indicated:

Agreement	Preamble
Common Stock	Recitals
Company	Preamble
Company Indemnified Parties	Section 2.4(b)
End of Suspension Notice	Section 2.2(c)
Investor Indemnified Parties	Section 2.4(a)
Indemnified Party	Section 2.4(c)
Investor	Preamble
Losses	Section 2.4(a)
Note	Recitals
Purchase Agreement	Recitals
Registrable Securities	Recitals
Rule 144	Recitals
Securities Act	Recitals
Shelf Registration Statement	Section 2.1(a)
Subsequent Shelf Registration Statement	Section 2.1(b)
Suspension Event	Section 2.2(b)
Suspension Notice	Section 2.2(c)
Termination Date	Section 2.1(b)
Violations	Section 2.4(a)

1.3	Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Sections, Schedules, and Exhibits shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement.

2.	REGISTRATION RIGHTS.

2.1	Shelf Registration.

(a)	Filing. Within sixty (60) days following the Stockholder Approval, the Company shall file with the SEC a Registration Statement on Form S-11 to register the resale of the Registrable Securities, for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) pursuant to which all of the Registrable Securities shall be included (on the initial filing or by supplement or amendment thereto) to enable the public resale of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”).

(b)	Effectiveness. The Company shall use its commercially reasonable efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 2.1(a) to be declared effective by the SEC as soon as reasonably practicable, and in any event by the date that is the earliest of (A) ninety (90) days following the date of filing if the SEC informs the Company that it will review the Shelf Registration Statement, and (B) ten (10) Trading Days after the date that the Company receives written notification from the SEC that the Shelf Registration Statement will not be reviewed or that all comments related to the Shelf Registration Statement have been cleared, and (ii) continuously maintain the effectiveness of such Shelf Registration Statement, including by filing any necessary post-effective amendments and Prospectus supplements and by filing one or more replacement or renewal Shelf Registration Statements (each, a “Subsequent Shelf Registration Statement”) upon the expiration of such Shelf Registration Statement, as required by Rule 415 under the Securities Act, until such time as there are no Registrable Securities remaining (the “Termination Date”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable, and in any event by the date that is sixty (60) days after such Subsequent Shelf Registration Statement is filed, and (ii) maintain the effectiveness of such Subsequent Shelf Registration Statement (or another Subsequent Shelf Registration Statement) continuously until the Termination Date. Any Subsequent Shelf Registration Statement shall be a Shelf Registration Statement.

2.2	Provisions Relating to Registration.

(a)	If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its commercially reasonable efforts to:

(i)	at least five (5) Business Days before filing a Registration Statement or any amendments or supplements thereto, furnish to counsel to the Investor copies of all documents proposed to be filed, which documents shall be subject to review by counsel to the Investor at the Investor’s expense (except as otherwise provided in this Agreement), and give the Investor an opportunity to comment on such documents;

(ii)	furnish without charge to the Investor such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as Investor may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by the Investor;

(iii)	register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdiction(s) or such self-regulatory bodies as may be necessary or advisable or as the Investor may reasonably request, and do any and all other acts and things that may be necessary or advisable to enable the Investor to consummate the disposition of the Investor’s Registrable Securities in such jurisdiction(s); provided that the Company shall not be required to qualify generally to do business, subject itself to taxation, or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 2.2(a)(iii);

(iv)	notwithstanding any other provision herein to the contrary, cause (A) any Registration Statement (as of the effective date of the Registration Statement), any amendment thereto (as of the effective date thereof) or supplement thereto (as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) any related Prospectus, preliminary Prospectus, and any amendment or supplement thereto (in each case of the foregoing as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (2) not to contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no obligations or liabilities in connection with the foregoing with respect to any written information pertaining to the Investor and furnished to the Company by or on behalf of the Investor expressly for use in connection with such Registration Statement; provided further that the Investor, upon receipt of any notice from the Company of any event of the kind described in this Section 2.2(a)(iv), shall discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by this Section 2.2(a)(iv);

(v)	keep the Investor reasonably informed as to the registration process, and without limiting the generality of the foregoing, as promptly as practicable (and in any event within twenty-four (24) hours) notify the Investor: (A) when the Registration Statement, any pre-effective amendment thereto, the Prospectus, any Prospectus supplement, or any post-effective amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective, (B) of any oral or written comments by the SEC or of any request by the SEC for amendments or supplements to such Registration Statement or Prospectus or for any additional information regarding the Investor, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement, the initiation or threatening of any proceeding for that purpose, or any other action, event, or failure to act that would cause the Registration Statement not to remain effective, and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

(vi)	in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, use its commercially reasonable efforts to promptly obtain the withdrawal or lifting of any such order or suspension, and the Investor, upon receipt of any notice from the Company of any event of the kind described in this Section 2.2(a)(vi), shall discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor is advised in writing by the Company that the use of the Prospectus may be resumed and, if applicable, is furnished with a supplemented or amended Prospectus;

(vii)	not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment or supplement to the Prospectus used in connection therewith, that refers to the Investor by name or otherwise identifies the Investor as the holder of any securities of the Company without the prior written consent of the Investor, unless and to the extent such disclosure is required by law; provided that (A) the Investor shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus, and (B) the Investor shall notify the Company as promptly as reasonably practicable of any inaccuracy or change in information previously furnished to the Company by the Investor or of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain any untrue statement of a material fact regarding the Investor or the distribution of such Registrable Securities or to omit to state any material fact regarding the Investor or the distribution of such Registrable Securities necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and to furnish to the Company, as promptly as reasonably practicable, any additional information required to correct and update the information previously furnished by the Investor such that such Prospectus shall not contain any untrue statement of a material fact regarding the Investor or the distribution of such Registrable Securities or omit to state a material fact regarding the Investor or the distribution of such Registrable Securities necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(viii)	cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed;

(ix)	provide a transfer agent and registrar (which may be the same Person) for all such Registrable Securities not later than the effective date of such Registration Statement and, within a reasonable time prior to any proposed sale of Registrable Shares pursuant to a Registration Statement, provide the transfer agent (if required or reasonably requested by the transfer agent) an opinion of counsel as to the effectiveness of the Registration Statement, together with any other authorizations, certificates, and directions required or reasonably requested by the transfer agent that authorize and direct the transfer agent to issue such Registrable Shares without legend upon sale by the Investor of such Registrable Shares under the Registration Statement;

(x)	comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least 12 months beginning with the first day of the Company’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(xi)	(A) furnish to the Investor all legal opinions of outside counsel to the Company required to be included in the Registration Statement (which provision shall be satisfied by filing with the SEC any such opinion as an exhibit to the Registration Statement), and (B) obtain all consents of independent public accountants required to be included in the Registration Statement;

(xii)	cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Investor may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System; and

(xiii)	take or cause to be taken all other actions necessary or reasonably advisable to effect the registration of such Registrable Securities contemplated by this Agreement.

(b)	As promptly as practicable after becoming aware of the happening of any event as a result of which the Prospectus included in a Registration Statement as then in effect includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (any such event, a “Suspension Event”), the Company shall (x) notify the Investor thereof and (y) prepare and file with the SEC a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Investor as the Investor may reasonably request so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that for not more than forty-five (45) consecutive days and not more than three (3) times in any 12-month period, the Company may delay or suspend the filing, effectiveness, or use of a Registration Statement or Prospectus, to the extent permitted by and in a manner not in violation of applicable securities laws, if the Board determines in good faith, based on the advice of counsel, that (i) proceeding with the filing, effectiveness, or use of such Registration Statement or Prospectus would reasonably be expected to require the Company to disclose any information the disclosure of which would have a material adverse effect on the Company and that the Company would not otherwise be required to disclose at such time or (ii) the registration or offering proposed to be delayed or suspended would reasonably be expected to, if not delayed or suspended, have a material adverse effect on any pending negotiations or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization, or similar transaction, in each case that, if consummated, would be material to the Company.

(c)	Upon a Suspension Event, the Company shall promptly give written notice (a “Suspension Notice”) to the Investor to suspend sales of the affected Registrable Securities, and such notice shall state that such suspension shall continue for only so long as the Suspension Event or its effect is continuing and that the Company is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate such suspension. In no event shall the Company, without the prior written consent of the Investor, disclose to the Investor any of the facts or circumstances giving rise to the Suspension Event. The Investor shall not effect any sales of the Registrable Securities pursuant to the Registration Statement (or such filings) at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice (as defined below). The Investor may resume effecting sales of the Registrable Securities under the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company. An End of Suspension Notice shall be given by the Company to the Investor promptly following the conclusion of any Suspension Event and its effect. For the avoidance of doubt, a Suspension Notice shall not affect or otherwise limit sales of affected Registrable Securities under Rule 144 or otherwise outside of the Registration Statement.

(d)	Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice pursuant to Section 2.2(c) with respect to any Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Investor shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

(e)	Notwithstanding any provision herein to the contrary, the Company shall not be required to include Registrable Securities in any Registration Statement unless the Investor owning the Registrable Securities to be registered on the Registration Statement, following reasonable advance written request by the Company, furnishes to the Company, at least ten (10) Trading Days prior to the scheduled filing date of the Registration Statement, an executed stockholder questionnaire in the form attached hereto as Exhibit A.

2.3	Registration Expenses. The Company shall bear and pay all Registration Expenses, irrespective of whether a registration becomes effective or is withdrawn or suspended; provided that the Registration Expenses for any Registration Statement withdrawn solely at the request of the Investor (unless withdrawn following commencement of a Suspension Event) shall be borne by the Investor(s).

2.4	Indemnification.

(a)	The Company shall, to the fullest extent permitted by law, indemnify and hold harmless the Investor, any Person who is or might be deemed to be a Controlling Person of the Investor, and the Investor’s or any such Person’s respective direct and indirect partners, directors, officers, trustees, managers, members, employees, agents, Affiliates, stockholders, and any other Person acting on behalf of or controlling the Investor or such Controlling Person (collectively, the “Investor Indemnified Parties”), from and against any losses, claims, damages, liabilities, or expenses (collectively, “Losses”), joint or several, or any actions in respect thereof, to which the Investor Indemnified Party may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws, or otherwise, insofar as such Losses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC), or any omission or alleged omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii), collectively, “Violations”); and the Company shall reimburse, as incurred, the Investor Indemnified Parties for any documented legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, expense, or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such Loss or action arises out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information pertaining to the Investor that was furnished to the Company by or on behalf of the Investor expressly for use in connection with such Registration Statement. The indemnity in this Section 2.4(a) shall be in addition to any liability that the Company may otherwise have.

(b)	In connection with any registration in which the Investor is participating, the Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless the Company, its directors, officers who sign such Registration Statement, and any Person who is or might be deemed to be a Controlling Person of the Company (collectively, the “Company Indemnified Parties”), from and against any Losses or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such Losses or actions arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information pertaining to the Investor that was furnished to the Company by or on behalf of the Investor expressly for use in connection with such Registration Statement; and subject to such limitation, the Investor shall reimburse, as incurred, the Company Indemnified Parties for any documented legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such Loss or action in respect thereof; provided, however, that the indemnity obligation shall be several (not joint and several) for the Investor, and that the indemnity amount contained in this Section 2.4(b) shall in no event exceed an amount equal to the net proceeds actually received by the Investor in the sale of Registrable Securities to which such Registration Statement or Prospectus relates. The indemnity in this Section 2.4(b) shall be in addition to any liability that the Investor may otherwise have.

(c)	Promptly after receipt by an Investor Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2.4, notify the indemnifying party of the commencement thereof; provided that the failure to so notify the indemnifying party of such action or proceeding will not relieve the indemnifying party from liability under Section 2.4(a) or 2.4(b), unless and to the extent that the indemnifying party did not otherwise learn of such action or proceeding and the indemnifying party has been materially prejudiced by such failure to be notified thereof. In the event that any such action is brought against any Indemnified Party, and such Indemnified Party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof jointly with any other indemnifying party similarly notified, at the indemnifying party’s or parties’ expense, with counsel reasonably satisfactory to such Indemnified Party (which counsel shall not, except with the prior written consent of the Indemnified Party, be counsel to the indemnifying party); provided that any Indemnified Party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse such Indemnified Party for any fees, costs, and expenses subsequently incurred by the Indemnified Party in connection with such defense unless (i) the indemnifying party has agreed in writing to pay such fees, costs, and expenses, (ii) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (iii) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably satisfactory to the Indemnified Party or to pursue the defense of such claim or action in a reasonably vigorous manner, (iv) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest, or (v) the Indemnified Party has reasonably concluded that there may be one or more legal or equitable defenses available to it or to other any other Indemnified Party that are different from or in addition to those available to the indemnifying party. In no event shall the indemnifying party be liable for the fees, costs, and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned, or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability in respect of any claims that are the subject matter of such action, in form and substance reasonably satisfactory to such Indemnified Party, and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any Indemnified Party.

(d)	If the indemnification provided for in this Section 2.4 is unavailable or insufficient to hold harmless an Indemnified Party under Section 2.4(a) or 2.4(b), then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the Losses (or actions in respect thereof) referred to in Section 2.4(a) or 2.4(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with Violations that resulted in such Losses (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Company Indemnified Party on the one hand or the Investor or Investor Indemnified Party on the other hand, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this Section 2.4(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 2.4. The parties hereto agree that it would not be just and equitable if contributions were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to herein. Notwithstanding any other provision of this Section 2.4(d), the Investor shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Investor from the sale of the Registrable Securities pursuant to the Registration Statement exceeds the amount of Losses that the Investor has otherwise been required to pay by reason of such Violation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)	The agreements contained in this Section 2.4 shall survive the sale of Registrable Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

3.	MISCELLANEOUS.

3.1	Remedies; Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or threatened to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties hereto that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any applicable loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at law would be adequate is hereby waived.

3.2	No Waivers. No failure or delay by any party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

3.3	Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3.4	Notices.

3.4.1	Notices Generally. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier. In the case of notices or other communications to the Company or the Investor, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 3.4):

If to the Company:

Wheeler Real Estate Investment Trust, Inc.
2529 Virginia Beach Boulevard
Virginia Beach, VA 23452
Attention: Chief Executive Officer

With a copy (which shall not constitute notice) to:

Hogan Lovells Cadwalader US LLP
200 Liberty Street
New York, NY 10281
Attention: Daniel P. Raglan
Telephone: ***

Email: ***

If to the Investor:

[_______________]

[_______________]

[_______________]

Telephone: [_______________]

Email: [_______________]

All notices or other communications sent in accordance with this Section 3.4, shall be deemed received on the earlier of the date of actual receipt or three (3) Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

3.4.2	Electronic Communications.

(a)	Each of the Company and the Investor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, that approval of such procedures may be limited to particular notices or communications. Notices and other communications to the Investor hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Investor.

(b)	Unless the Investor otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided, that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

3.5	Headings. Section headings herein are included for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

3.6	Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

3.7	Governing Law; Disputes.

(a)	Governing Law. This Agreement and any claims, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)	Jurisdiction. Each party hereto hereby irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, against any other party hereto in any way relating to this Agreement or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation, or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each party hereto agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit upon judgment or in any other manner provided by law.

(c)	Waiver of Venue. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action, or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such party is or may be subject, by suit upon judgment.

(d)	Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.7(d).

(e)	Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 3.4.

3.8	Successors and Assigns. This Agreement and the rights and obligations provided for herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

3.9	Amendments. No provision of this Agreement may be amended, waived, or modified other than by an instrument in writing signed by the Company and by the Investor.

3.10	Severability. Any provision of this Agreement held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

3.11	Termination. This Agreement, and the Company’s obligations hereunder, shall terminate upon the earlier of (a) the termination of the Purchase Agreement, or (b) such time as the Investor (and its permitted assignees or transferees) ceases to hold or beneficially own any remaining Registrable Securities; provided that Sections 2.3 (Registration Expenses) and 2.4 (Indemnification) and this Section 3 shall survive any termination of this Agreement.

3.12	No Third-Party Beneficiaries. This Agreement is intended for the sole benefit of the parties hereto and their respective successors and permitted assigns and transferees, and this Agreement is not for the benefit of, and no provision hereof may be enforced by, any other Person; provided, however, that the parties hereto hereby acknowledge that the Persons set forth in Section 2.4 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in Section 2.4.

3.13	Currency. All references to “$” contained in this Agreement shall refer to United States Dollars unless otherwise stated.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first set forth above.

Wheeler Real Estate Investment Trust, Inc.

By:
	Name:	M. Andrew Franklin
	Title:	Chief Executive Officer and President

Investor

[_______________]

[Signature Page to Registration Rights Agreement]

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